SECURED PROMISSORY NOTE
(Hidden Meadows)

$9,910,792.00	February17, 2011

FOR VALUE RECEIVED, HLL LAND ACQUISITIONS OF TEXAS, L.P., a Texas limited partnership (“Borrower”), hereby unconditionally promises to pay to the order of UNITED DEVELOPMENT FUNDING IV, a Maryland real estate investment trust (together with its successors and assigns and any subsequent holder of this Secured Promissory Note, “Lender”), as hereinafter provided, the principal sum of NINE MILLION NINE HUNDRED TEN THOUSAND SEVEN HUNDRED NINETY-TWO AND 00/100 DOLLARS ($9,910,792.00), or so much thereof as may be advanced by Lender from time to time hereunder to or for the benefit or account of Borrower, together with interest thereon at the rate of interest hereinafter provided, without right of offset in favor of Borrower and otherwise in strict accordance with the terms and provisions hereof.

1.           Loan Documents; Security. This Secured Promissory Note (this “Note”) evidences a loan governed by that certain Loan Agreement dated as of even date herewith (as it may be modified and amended from time to time, the “Loan Agreement”), by and among Borrower, certain Affiliates of Borrower, and Lender. Capitalized terms not defined in this Note shall have the respective defined meanings given to such terms in the Loan Agreement, which defined terms are hereby incorporated by reference.  Payment hereof is secured by, among other things, one or more Deeds of Trust executed by Borrower, as grantor for the benefit of Lender, covering certain real property located in Harris County, Texas, and reference is hereby made to said Deeds of Trust and the other Loan Documents for a description of the security and the liens therein granted and the rights of Borrower and Lender thereunder.

2.            Interest.  Unless the Default Rate shall apply, interest shall accrue on the principal balance from day to day outstanding under this Note at a rate equal to the Base Rate.  Interest on the Debt evidenced by this Note shall be computed on the basis of a three hundred sixty-five (365) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated.

3.           Interest and Principal Payments.  Except earlier upon any acceleration of this Note, this Note shall be due and payable as follows:

(a)           Borrower promises to pay to Lender monthly Accrued Interest Payments on the last day of each month for interest accrued during that month, unless Lender applies the Interest Reserve to such Accrued Interest Payment as provided in Section 4.2 of the Loan Agreement;

(b)           in addition to the payments required by the provisions of the clause above, concurrently with each Disposition of the Mortgaged Property in whole or in part or any Lot thereof, Borrower promises to pay Lender, the Partial Release Amount for the portion of the Mortgaged Property or Lot so released from Lender’s Lien, which is due and payable prior to Lender providing to Borrower (or releasing from escrow with the Title Company) its partial release of Lien on such portion of the Mortgaged Property or Lot so released;

(c)           in addition to the payments required by the provisions of the clauses above, concurrently with the occurrence of any Revenue Event, Borrower promises to pay to Lender the full amount of the proceeds from or relating to such Revenue Event up to, but not exceeding the amount of the unpaid Debt; and

Secured Promissory Note – Hidden Meadows

(d)            in addition to the payments required by the provisions of the clauses above, Borrower promises to pay to Lender the outstanding principal balance of this Note, together with all accrued, unpaid interest thereon, unpaid Loan Expenses and other unpaid amounts due under the Loan Documents, on or prior to the Maturity Date, which is January 21, 2015.

4.           Payments.  All amounts are payable to Lender in lawful money of the United States of America at the address for Lender provided in or pursuant to the notice provisions of the Loan Agreement.  Payments shall be made in lawful money of the United States, without set-off, deduction or counterclaim.  Under no circumstance may Borrower offset any amount owing by Borrower to Lender with an amount owed by Lender to Borrower under any arrangement.  All payments shall be made in cash or cash equivalents in immediately available funds.  Should any such payment become due and payable on a day other than a Business Day, the date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue and be payable for the period of such extension.  Each such payment must be received by Lender not later than 3:00 p.m., Grapevine, Texas time on the date such payment becomes due and payable.  Any payment received by Lender after such time will be deemed to have been made on the next succeeding Business Day and interest shall accrue and be payable for the interim period.  Borrower hereby agrees to accept Lender's calculation of principal and interest payable under this Note absent mathematical error.

5.           Prepayment.  Subject to the order of payment provisions of the Loan Agreement, Borrower may prepay this Note in whole or in part at any time and from time to time without incurring any prepayment fee or penalty; provided that interest shall accrue on the outstanding principal balance of any principal prepayment through the date of such prepayment.

6.           Default and Remedies.

(a)           The happening or occurrence, at any time and from time to time, of any Event of Default under the Loan Agreement shall immediately constitute a default under this Note.

(b)           Upon the occurrence of an Event of Default described in Section 11.1(e),(f) or (g) of the Loan  Agreement, all obligations under this Note and the other Loan Documents shall thereupon be immediately due and payable, and without notice, presentment for payment, demand, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice or any other action (ALL OF WHICH BORROWER AND THE BORROWER-RELATED PARTIES HEREBY EXPRESSLY WAIVE AND RELINQUISH).  During the continuance of any other Event of Default, Lender shall have the immediate right, at the sole discretion of Lender and without notice, presentment for payment, demand, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice or any other action (ALL OF WHICH BORROWER AND THE BORROWER-RELATED PARTIES HEREBY EXPRESSLY WAIVE AND RELINQUISH) (i) to declare the entire unpaid balance of the Debt (including the outstanding principal balance hereof, including all sums advanced or accrued hereunder or under any other Loan Document, and all accrued but unpaid interest thereon) at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity, (ii) to foreclose any Liens securing payment hereof or thereof (including any liens and security interests covering all or any portion of the Collateral), (iii) refuse to make any Advance to Borrower, even if Lender had previously agreed to make such Advance, including, without limitation, any Interest Reserve Advance, and (iv) to exercise any of Lender's other rights, powers, recourses and remedies under the Loan Agreement, under any other Loan Document or at law or in equity, and the same (A) shall be cumulative and concurrent, (B) may be pursued separately, singly, successively or concurrently against Borrower, any Borrower Related Party or others obligated for the repayment of the Debt or any part hereof, or against any one or more of them, or against all or any portion of the Collateral, at the sole discretion of Lender, (C) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower and the Borrower-Related Parties that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (D) are intended to be, and shall be, nonexclusive.  All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to all or any portion of the Collateral.  No delay on the part of Lender in exercising any power or right shall operate as a waiver of such power or right nor shall any single or partial exercise of any power or right further preclude exercise of that power or right.

Secured Promissory Note – Hidden Meadows

7.            Attorneys' Fees and Costs. If Lender retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Note or any part hereof, or any of the other Loan Documents, in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or otherwise, Borrower agrees to pay all reasonable costs and expenses of collection, including but not limited to, Lender's reasonable attorneys' fees, whether or not any legal action shall be instituted.

8.            Default Interest Rate.  Upon the occurrence and during the continuation of an Event of Default, the outstanding principal amount this Note shall, at Lender’s option, automatically and without the necessity of notice to Borrower, bear interest from the date of such Event of Default at the Default Rate, unless and until all delinquent amounts are paid and all Events of Default have been cured to Lender’s satisfaction as confirmed by Lender’s execution of a written agreement specifically acknowledging and describing the Event of Default so cured, and/or waived by Lender as confirmed by Lender’s execution of a written agreement specifically acknowledging and describing the Event of Default so waived.

9.           Usury Laws.  Notwithstanding anything to the contrary contained in this Note or any other Loan Document:

(a)            It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Debt, or applicable United States federal law to the extent that such law permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law.  If the applicable law is ever judicially interpreted so as to render usurious any amount contracted for, charged, taken, reserved or received in respect of the Debt, including by reason of the acceleration of the maturity or the prepayment thereof, then it is Borrower's and Lender's express intent that all amounts charged in excess of the Highest Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Highest Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Debt (or, if the Debt has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term hereof, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Highest Lawful Rate, either credit such excess interest against the Debt then owing by Borrower to Lender and/or refund such excess interest to Borrower. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Debt then owing by Borrower to Lender. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated or spread, using the actuarial method, throughout the stated term of this Note (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Debt does not exceed the Highest Lawful Rate from time to time in effect and applicable to the Debt for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Note or any other part of the Debt. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The terms and provisions of this paragraph shall control and supersede every other term, covenant or provision contained herein, in any of the other Loan Documents or in any other document or instrument pertaining to the Debt.

Secured Promissory Note – Hidden Meadows

(b)           To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Highest Lawful Rate payable on this Note or any other part of the Debt, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Highest Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Highest Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by such applicable law now or hereafter in effect.

10.            WAIVER. EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, BORROWER, THE BORROWER-RELATED PARTIES AND ANY SURETY, ENDORSER OR GUARANTOR OF THIS NOTE SEVERALLY AND EXPRESSLY (A) WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, GRACE, DILIGENCE IN COLLECTING THIS NOTE OR ENFORCING ANY SECURITY THEREFOR, OR ANY OTHER NOTICES OR ANY OTHER ACTION, AND (B) CONSENT TO ALL RENEWALS, EXTENSIONS, REARRANGEMENTS AND MODIFICATIONS WHICH FROM TIME TO TIME MAY BE GRANTED BY LENDER WITHOUT NOTICE AND TO ALL PARTIAL PAYMENTS HEREON, WHETHER BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO LENDER. LENDER SHALL SIMILARLY HAVE THE RIGHT TO DEAL IN ANY WAY, AT ANY TIME, WITH ONE OR MORE OF THE FOREGOING PARTIES WITHOUT NOTICE TO ANY OTHER PARTY, AND TO GRANT ANY SUCH PARTY ANY EXTENSIONS OF TIME FOR PAYMENT OF ANY OF SAID INDEBTEDNESS, OR TO GRANT ANY OTHER INDULGENCES OR FORBEARANCES WHATSOEVER, WITHOUT NOTICE TO ANY OTHER PARTY AND WITHOUT IN ANY WAY AFFECTING THE PERSONAL LIABILITY OF ANY PARTY HEREUNDER.

Secured Promissory Note – Hidden Meadows

11.           CHOICE OF LAW.  EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS OR REMEDIES IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

12.           JURISDICTION; VENUE.  BORROWER IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING IN RESPECT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT BY THEM IN THE DISTRICT COURTS OF TARRANT COUNTY, TEXAS, OR THE UNITED STATES DISTRICT COURTS FOR THE NORTHERN DISTRICT OF TEXAS, FORT WORTH DIVISION (THE “SPECIFIED COURTS”).  BORROWER AND EACH BORROWER-RELATED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SPECIFIED COURTS.  BORROWER AND EACH BORROWER-RELATED PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT OR HE MAY NOW OR HEREAFTER HAVE THAT THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH SPECIFIED COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND HEREBY IRREVOCABLY AGREES TO A TRANSFER OF ALL SUCH PROCEEDINGS TO THE SPECIFIED COURTS.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER OR ANY BORROWER-RELATED PARTY IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

13.           WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC.  BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES”, AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

14.           Notices. Any notice or demand required or given hereunder shall be delivered in accordance with the notice provisions of the Loan Agreement.

Secured Promissory Note – Hidden Meadows

15.           Successors and Assigns. This Note and all the covenants, promises and agreements contained herein shall be binding upon and shall inure to the benefit of Borrower and Lender, and their respective successors and assigns.

16.           Time is of the Essence. Time is of the essence with respect to all provisions of this Note and the other Loan Documents.

17.           Termination. This Note may not be terminated orally, but only by a discharge in writing signed by Lender at the time such discharge is sought.

18.           Right of Setoff.  In addition to all liens upon and rights of setoff against the money, securities or other property of Borrower given to Lender now or in the future that may exist under applicable law, Lender shall have and Borrower hereby grants to Lender a lien upon and a right of setoff after reasonable notice to Borrower against all money, securities and other property of Borrower, now or hereafter in possession of or on deposit with Lender, whether held in a general or special account or deposit, for safe-keeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Borrower.  No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

19.           Statement of Unpaid Balance.  At any time and from time to time, Borrower will furnish promptly, upon the request of Lender, a written statement or affidavit, in form satisfactory to Lender, stating the unpaid balance of the Debt and that there are no offsets or defenses against full payment of the Debt and the terms hereof, or if there are any such offsets or defenses known by Borrower, specifying them.

20.           NO ORAL AGREEMENTS.  THIS PROMISSORY NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.  The provisions hereof and the other Loan Documents may be amended or waived only by an instrument in writing signed by Borrower and Lender.

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Secured Promissory Note – Hidden Meadows

THIS NOTE IS EXECUTED this the 17th day of February, 2011, to be effective for all purposes as of the Effective Date.

BORROWER:

HLL LAND ACQUISITIONS OF TEXAS, L.P.,
a Texas limited partnership

By:	HLL Development, LLC,
a Texas limited liability company
Its:	Sole General Partner

	By:	United Development Funding II, Inc.,
a Delaware corporation
	Its:	Manager

By:	/s/ Ben Wissink
Name:	Ben Wissink
Title:	Vice President

Secured Promissory Note – Hidden Meadows